UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2017

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On November 2, 2017, Fluor Corporation (the “Company”) announced its financial results for the quarter ended September 30, 2017.  A copy of the press release (the “Earnings Release”) making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section.  Furthermore, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

The Company includes backlog and new awards data in the Earnings Release.  Backlog is a measure of the total dollar value of work to be performed on contracts awarded and in progress.  Although backlog reflects business that is considered to be firm, cancellations, deferrals or scope adjustments may occur.  Backlog is adjusted to reflect any known project cancellations, revisions to project scope and cost, foreign currency exchange fluctuations and project deferrals, as appropriate.  New awards is a measure of the total dollar value of work to be performed on contracts awarded in the period.  Backlog and new awards measures are regularly reported in the construction industry.

Item 5.05.    Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 1, 2017, the Company adopted a revised Code of Business Conduct and Ethics (together with the U.S. Government Contracting supplement, the “Code”) applicable to all employees, including the Company’s chief executive officer, chief financial officer, and principal accounting officer and controller.  The Code was revised, among other things, to clarify the approval requirements in the Gifts and Entertainment section of the Code and to make other minor, non-substantive changes.  The adoption of the revised Code did not result in any waiver, explicit or implicit, of any provision of the Company’s previous Code.

The foregoing summary of the revised Code does not purport to be complete and is qualified in its entirety by reference to the full text of the revised Code, which will be posted in the Sustainability section of the Company’s website at www.fluor.com by close of business on November 3, 2017.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Fluor Corporation on November 2, 2017 announcing its financial results for the quarter ended September 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 2, 2017		FLUOR CORPORATION

	By:	/s/ Bruce A. Stanski
Bruce A. Stanski
Executive Vice President and Chief Financial Officer